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                          SECURITIES AND EXCHANGE COMMISSION
                               Washington, D.C.  20549


                                       FORM T-1
                                      _________

                         STATEMENT OF ELIGIBILITY UNDER THE
                           TRUST INDENTURE ACT OF 1939 OF A
                       CORPORATION DESIGNATED TO ACT AS TRUSTEE

                   Check if an Application to Determine Eligibility
                    of a Trustee Pursuant to Section 305(b)(2) __


                         STATE STREET BANK AND TRUST COMPANY
                 (Exact name of trustee as specified in its charter)


Massachusetts                                  04-1867445
(Jurisdiction of incorporation or              (I.R.S. Employer
organization if not a U.S.                     Identification No.)
national bank)




               225 Franklin Street, Boston, Massachusetts        02110
               (Address of principal executive offices)          (Zip Code)

        John R. Towers, Esq.  Executive Vice President and Corporate Secretary
                  225 Franklin Street, Boston, Massachusetts  02110
                                    (617)654-3253
              (Name, address and telephone number of agent for service)

                                _____________________

                                   XTRA CORPORATION        XTRA, INC.
                  (Exact name of obligor as specified in its charter)


             Delaware                               Maine
      (State or other jurisdiction         (State or other jurisdiction
     of incorporation or organization)          of incorporation or
                                                   organization)

            (06-0954158)                          (01-0346274)
         (I.R.S. Employer                      (I.R.S. Employer
         Identification No.)                   Identification No.)

          c/o X-L-CO., Inc.                     c/o X-L-CO., Inc.
           60 State Street                       60 State Street
           Boston, MA 02110                      Boston, MA 02110


                    (Address of principal executive offices)  (Zip Code)

                            DEBT SECURITIES OF XTRA, INC.
                           GUARANTEES OF XTRA CORPORATION

                            (Title of indenture securities)

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                                   GENERAL

Item 1.  General Information.

         Furnish the following information as to the trustee:

         (a) Name and address of each examining or supervisory authority to which it is subject.

              Department of Banking and Insurance of The Commonwealth of Massachusetts, 100 Cambridge Street, Boston, Massachusetts.

              Board of Governors of the Federal Reserve System, Washington, D.C., Federal Deposit Insurance Corporation, Washington, D.C.

    (b) Whether it is authorized to exercise corporate trust powers. Trustee is authorized to exercise corporate trust powers.

Item 2.  Affiliations with Obligor.

         If the Obligor is an affiliate of the trustee, describe each such affiliation.

            Neither of the obligors is an affiliate of the trustee or of its parent, State Street Corporation.

            (See note on page 2.)

Item 3. through Item 15.     Not applicable.

Item 16. List of Exhibits.

         List below all exhibits filed as part of this statement of eligibility.

         1. A copy of the articles of association of the trustee as now in effect.

              A copy of the Articles of Association of the trustee, as now in effect, is on file with the Securities and Exchange Commission as
              Exhibit 1 to Amendment No. 1 to the Statement of Eligibility and Qualification of Trustee (Form T-1) filed with the Registration Statement of Morse Shoe, Inc. (File No. 22-17940) and is incorporated herein by reference thereto.

         2. A copy of the certificate of authority of the trustee to commence business, if not contained in the articles of association.

              A copy of a Statement from the Commissioner of Banks of Massachusetts that no certificate of authority for the trustee to commence business was necessary or issued is on file with the Securities and Exchange Commission as Exhibit 2 to Amendment No. 1 to the Statement of Eligibility and Qualification of Trustee (Form T-1) filed with the Registration Statement of Morse Shoe, Inc. (File No. 22-17940) and is incorporated herein by reference thereto.

         3. A copy of the authorization of the trustee to exercise corporate trust powers, if such authorization is not contained in the documents specified in paragraph (1) or (2), above.

              A copy of the authorization of the trustee to exercise corporate trust powers is on file with the Securities and Exchange Commission as Exhibit 3 to Amendment No. 1 to the Statement of Eligibility and Qualification of Trustee (Form T-1) filed with the Registration Statement of Morse Shoe, Inc. (File No. 22-17940) and is incorporated herein by reference thereto.

         4. A copy of the existing by-laws of the trustee, or instruments corresponding thereto.

              A copy of the by-laws of the trustee, as now in effect, is on file with the Securities and Exchange Commission as Exhibit 4 to the Statement of Eligibility and Qualification of Trustee (Form T-1) filed with the Registration Statement of Eastern Edison Company (File No. 33-37823) and is incorporated herein by reference thereto.

                                        1

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         5.   A copy of each indenture referred to in Item 4. if the obligor is in default.

              Not applicable.

         6.   The consents of United States institutional trustees required by
         Section 321(b) of the Act.

              The consent of the trustee required by Section 321(b) of the Act is annexed hereto as Exhibit 6 and made a part hereof.

         7. A copy of the latest report of condition of the trustee published pursuant to law or the requirements of its supervising or examining authority.

              A copy of the latest report of condition of the trustee published pursuant to law or the requirements of its supervising or examining authority is annexed hereto as Exhibit 7 and made a part hereof.


                                        NOTES

    In answering any item of this Statement of Eligibility which relates to matters peculiarly within the knowledge of the obligors or any underwriter for the obligors, the trustee has relied upon information furnished to it by the obligors and the underwriters, and the trustee disclaims responsibility for the accuracy or completeness of such information.

    The answer furnished to Item 2. of this statement will be amended, if necessary, to reflect any facts which differ from those stated and which would have been required to be stated if known at the date hereof.



                                      SIGNATURE

    Pursuant to the requirements of the Trust Indenture Act of 1939, as amended, the trustee, State Street Bank and Trust Company, a corporation organized and existing under the laws of The Commonwealth of Massachusetts, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of Boston and The Commonwealth of Massachusetts, on the 6th day of May, 1997.

                             STATE STREET BANK AND TRUST COMPANY


                             By:  /s/ Henry W. Seemore
                             -----------------------------------
                                  Henry W. Seemore
                                  Assistant Vice President

                                2

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                                      EXHIBIT 6


                                CONSENT OF THE TRUSTEE

    Pursuant to the requirements of Section 321(b) of the Trust Indenture Act of 1939, as amended, in connection with the proposed issuance by Xtra, Inc.. of its Debt Securities, we hereby consent that reports of examination by Federal, State, Territorial or District authorities may be furnished by such authorities to the Securities and Exchange Commission upon request therefor.

                             STATE STREET BANK AND TRUST COMPANY


                             By:  /s/ Henry W. Seemore
                             ------------------------------------
                                  Henry W. Seemore
                                  Assistant Vice President

Dated: May 6, 1997

                                        3
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                                      EXHIBIT 7


Consolidated Report of Condition of State Street Bank and Trust Company of Boston, Massachusetts and foreign and domestic subsidiaries, a state banking institution organized and operating under the banking laws of this commonwealth and a member of the Federal Reserve System, at the close of business December 31, 1996, published in accordance with a call made by the Federal Reserve Bank of this District pursuant to the provisions of the Federal Reserve Act and in accordance with a call made by the Commissioner of Banks under General Laws, Chapter 172, Section 22(a).


                                                                Thousands of
ASSETS                                                          Dollars

Cash and balances due from depository institutions:
    Noninterest-bearing balances and currency and coin ......     1,561,409
    Interest-bearing balances................................     7,562,240
Securities ..................................................     9,388,513
Federal funds sold and securities purchased
    under agreements to resell in domestic offices
    of the bank and its Edge subsidiary......................     5,622,962
Loans and lease financing receivables:
    Loans and leases, net of unearned income ...................  4,858,187
    Allowance for loan and lease losses ......................       72,614
    Loans and leases, net of unearned income and allowances...    4,785,573
Assets held in trading accounts..............................        874,700
Premises and fixed assets.................................           383,955
Other real estate owned...................................               870
Investments in unconsolidated subsidiaries.........................   93,621
Customers' liability to this bank on acceptances outstanding.......   35,022
Intangible assets.............................................       148,190
Other assets......................................................   932,673
                                                                  ----------
Total assets.................................................     31,389,728
                                                                  ----------
                                                                  ----------

LIABILITIES

Deposits:
    In domestic offices.......................................         8,508,096
         Noninterest-bearing .................................         6,435,131
         Interest-bearing ....................................         2,072,965
    In foreign offices and Edge subsidiary....................        11,395,724
         Noninterest-bearing .................................            27,508
         Interest-bearing ....................................        11,368,216
Federal funds purchased and securities sold under
    agreements to repurchase in domestic offices of
    the bank and of its Edge subsidiary.......................         7,518,222
Demand notes issued to the U.S. Treasury and Trading Liabilities.....    733,935
Other borrowed money.......................................              650,578
Bank's liability on acceptances executed and outstanding.............     35,022
Other liabilities....................................................    770,029
                                                                      ----------
Total liabilities.......................................              29,611,606
                                                                      ----------
EQUITY CAPITAL
Common stock......................................                        29,931
Surplus..................................................                358,146
Undivided profits....................................                  1,389,720
Cumulative foreign currency translation adjustments .........                325
                                                                      ----------
Total equity capital..................................                 1,778,122
                                                                      ----------
Total liabilities and equity capital....................              31,389,728
                                                                      ----------
                                                                      ----------

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I, Rex S. Schuette, Senior Vice President and Comptroller of the above named bank do hereby declare that this Report of Condition has been prepared in conformance with the instructions issued by the Board of Governors of the Federal Reserve System and is true to the best of my knowledge and belief.

                                  Rex S. Schuette


We, the undersigned directors, attest to the correctness of this Report of Condition and declare that it has been examined by us and to the best of our knowledge and belief has been prepared in conformance with the instructions issued by the Board of Governors of the Federal Reserve System and is true and correct.

                                  David A. Spina
                                  Marshall N. Carter
                                  Charles F. Kaye

                                    5


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    5.   A copy of each indenture referred to in Item 4. if the obligor is in default.

         Not applicable.

    6.   The consents of United States institutional trustees required by
Section 321(b) of the Act.

        The consent of the trustee required by Section 321(b) of the Act is annexed hereto as Exhibit 6 and made a part hereof.

    7. A copy of the latest report of condition of the trustee published pursuant to law or the requirements of its supervising or examining authority.

         A copy of the latest report of condition of the trustee published pursuant to law or the requirements of its supervising or examining authority is annexed hereto as Exhibit 7 and made a part hereof.

                                        NOTES

         In answering any item of this Statement of Eligibility which relates to matters peculiarly within the knowledge of the obligors or any underwriter of the obligors, the trustee has relied upon the information furnished to it by the obligors and the underwriters, and the trustee disclaims responsibility for the accuracy or completeness of such information.

    The answer to Item 2. of this statement will be amended, if necessary, to reflect any facts which differ from those stated and which would have been required to be stated if known at the date hereof.

                                      SIGNATURE

    Pursuant to the requirements of the Trust Indenture Act of 1939, as amended, the trustee, State Street Bank and Trust Company, a corporation organized and existing under the laws of The Commonwealth of Massachusetts, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of Boston and The Commonwealth of Massachusetts, on the 6th day of May, 1997.

                             STATE STREET BANK AND TRUST COMPANY


                             By:  /s/ Henry W. Seemore
                             ------------------------------------
                                  Henry W. Seemore
                                  Assistant Vice President

                                    2

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                                      EXHIBIT 6


                                CONSENT OF THE TRUSTEE

                                            Pursuant to the requirements of
Section 321(b) of the Trust Indenture Act of 1939, as amended, in connection with the proposed issuance by Xtra, Inc.. of its Debt Securities, we hereby consent that reports of examination by Federal, State, Territorial or District authorities may be furnished by such authorities to the Securities and Exchange Commission upon request therefor.

                             STATE STREET BANK AND TRUST COMPANY


                             By:  /s/ Henry W. Seemore
                             -----------------------------------
                                  Henry W. Seemore
                                  Assistant Vice President

Dated: May 6, 1997

                                          3